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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 2002
                                                          ----------------------
                        Cabot Industrial Properties, L.P.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              1-14979                                 04-3397874
    --------------------------           -----------------------------------
     (Commission File Number)             (IRS Employer Identification No.)

875 North Michigan Avenue, 41st Floor, Chicago, Illinois          60611
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        (Address of principal executive offices)                (Zip Code)

                                 (312) 266-9300
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

On April 29, 2002, Cabot Industrial Properties, L.P. ("Cabot") dismissed its independent public accountants, Arthur Andersen LLP ("Andersen") and, on April 29, 2002, Cabot retained Deloitte & Touche LLP ("Deloitte") as its new independent public accountants. The change in accountants was recommended and approved by Cabot Industrial Trust, the general partner of Cabot. Cabot does not have an audit committee. Deloitte will review Cabot's financial statements for its fiscal quarter ended March 31, 2002, to be included in its Quarterly Report on Form 10-Q for such quarter, and will audit the financial statements of Cabot for the fiscal year ending December 31, 2002.

During Cabot's two most recent fiscal years, and through April 29, 2002, there were no disagreements between Cabot and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on Cabot's financial statements for such periods.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during Cabot's two most recent fiscal years ended or during any subsequent interim period through April 29, 2002.

The audit reports issued by Andersen on the consolidated financial statements of Cabot as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Cabot provided Andersen with a copy of the foregoing disclosures, and a letter from Andersen confirming its agreement with these disclosures is attached as
Exhibit 16.1 to this report.

During Cabot's two most recent fiscal years ended December 31, 2001 and through April 29, 2002, Cabot did not consult with Deloitte with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits.

       Exhibit No.    Description
       ----------     ------------
         16.1         Letter of Arthur Andersen LLP regarding change in
                      certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CABOT INDUSTRIAL PROPERTIES, L.P.

                                         By:  Cabot Industrial Trust,
                                              its general partner


Dated: May 2, 2002                       By: /s/ Timothy B. Keith
                                                 ----------------
                                                 Timothy B. Keith
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

 Exhibit                      Description
    No.       -------------------------------------------------
 ---------    Letter of Arthur Andersen LLP regarding change
   16.1       in certifying accountant.